Short-term Bank Loans	12 Months Ended
Dec. 31, 2017
Short-term Bank Loans
8.	Short-term Bank Loans

In 2016 and 2017, the Group entered into several short-term guaranteed loan agreements. Each of the loan agreements provides for a RMB revolving credit facility with a maturity term within twelve months. The guarantees on these loans were provided by Guosheng Qi, the Co-Founder,chief executive officer and chairman of the Company or provided by Beijing Haidian Sci-tech Enterprises Financing Guarantee Co., Ltd.

Short-term bank loans as of December 31, 2015, 2016 and 2017 amounted to nil, RMB65,000 and RMB266,019, respectively, which consisted of several bank borrowings denominated in RMB. All of these bank borrowings were repayable within one year. The weighted average interest rate for the outstanding borrowings as of December 31, 2015, 2016 and 2017 was approximately nil, 5.24% and 4.68%, respectively.